Ply Gem Industries   Oct 5, 2007:

Disclaimer
These slides contain (and the accompanying oral discussion will contain)
 “forward-looking statements” within the meaning of the Private Securities
 Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including general economic and business conditions including pricing pressures and changes in material and energy costs, conditions  affecting the industries served by the Company and its subsidiaries, conditions affecting the Company’s customers and suppliers, competitor responses to the Company’s products and services, the overall market acceptance of such products and services, the identification, completion and integration of acquisitions and other factors disclosed in the Company’s periodic reports filed with the Securities and Exchange
 Commission. Consequently such forward looking statements should be regarded as the Company’s current plans, estimates and beliefs. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

One of the largest manufacturers of exterior
 building and home improvement products in
 the U.S.
Approximately
7000 associates
Over 8 million sq. ft.
of mfg. space
24 manufacturing
facilities
Over 1.5 billion
in Sales
Ply Gem’s profile:

Provider of branded products for  new
 construction and home improvement
 markets sold through many channels of
 distribution covering most price points
#1 in Aluminum
accessories
#1 in Vinyl Railing
Leading position
In Vinyl Windows
#2 market share
In Vinyl Siding
Ply Gem’s market overview:

With investments in a variety of well managed
 growth companies
Caxton-Iseman invests private capital rather than pension or insurance funds so short term IRR’s are secondary.
Conservative
Growth
Long term investor
$2 Billion dollar PE
 arm of Hedge Fund
The firm aims to be a long-term equity investor thus
 putting less pressure on housing cycles
Caxton-Iseman is interested in reinvesting in their portfolio companies for add on acquisitions and growth opportunities.
Ply Gem’s financial partner is
 Caxton-Iseman:

45%
3%
52%
Windows and Doors
Fence and Rail
Siding & Accessories
New Products
Ply Gem’s product mix:

44%
1%
55%
Remodel and Repair
Commercial
New Construction
Exported
1%
Ply Gem’s customer mix:

VARIFORM™
SIDING | ACCESSORIES | TRIM | HOME

NAPCO

ALCOA
HOME EXTERIORS

MW
WINDOWS & DOORS

alenco

PATRIOT
VINYL WINDOWS

kroy

GREAT LAKES WINDOW
A Beautiful Welcome Home

CWD
WINDOWS AND DOORS

CertainTeed

PLY GEM

New Construction Windows
Fence and Rail
Siding & Accessories
Remodel & Repair Windows
Ply Gem’s leading brands:

Customers
Operational
Excellence
Facilities
Efficient
Mfg.
Ply Gem
• Customer focused
• Recognized for outstanding service/lead times
• Strong brands....GP..Alcoa..Mastic..MW…Alenco
• Siding plants most efficient in industry
• Virtual facility strategy
• DFT/Lean mfg. techniques
• Low cost
• Vertical integration
Ply Gem’s competitive advantage:

Windows

Fiberglass
0.0%
Composite &
Other
1.1%
Aluminum
13.8%
Vinyl
43.4%
Wood
41.7%

Fiberglass
1.6%
Composite &
Other
1.1%
Aluminum
12.5%
Wood
27.2%
Vinyl
57.6%

Fiberglass
2.4%
Composite &
Other
1.3%
Aluminum
11.6%
Wood
24.9%
Vinyl
59.9%

Vinyl demand remains strong but differentiation between value and premium vinyl products eroding.  Premium products must deliver desired features.
Residential Window Market Share by Material
2009F
2005
2000
Source:  2003 & 2006 WDMA/AAMA industry report - Ducker Research Co.
Market Overview Windows:

The Smart Choice
PATRIOT
VINYL WINDOWS
alenco
windows
CertainTeed
GREAT LAKES
WINDOW
A Beautiful Welcome Home

PLY GEM

Entry Level
Aluminum
Entry Level
Vinyl SH
3700
4700
4800
1100
Mid Range
Vinyl SH/DH
Top Line
Vinyl SH/DH
Twinseal
Classic
Mid Range
Clad DH
Mid Range
Wood DH
Jefferson
100/200
Jefferson
300/400
Freedom
600
Freedom
800
Ply Gem’s Window Platform:

Hudson Bay
NFLD
QUÉBEC
ALBERTA
BRITISH COLUMBIA
MANITOBA
SASKATCHEWAN
ONTARIO
CANADA
MAINE
Montréal
Ottawa
Toronto
NORTH DAKOTA
MONTANA
MINNESOTA
WIS.
MICHIGAN
NEW YORK
OREGON
IDAHO
SOUTH DAKOTA
WYOMING
IOWA
Philadel
PA.
New Y
NEBR.
NEVADA
UTAH
UNITED STATES
COLORADO
KANSAS
MO.
ILLINOIS
KY.
CALIFORNIA
N. C.
TENN.
OKLAHOMA
ARKANSAS
San Diego
Pacific Ocean
NEW MEXICO
ALABAMA
S.C.
Atlantic Ocean
LOUISIANA
San Antonio
Houston
FLORIDA
Gulf of Mexico
MEXICO
Monterrey
Havana
CUBA
Caribbean Sea
CertainTeed
alenco
GREAT LAKES WINDOW
© 2001 Microsoft Corp. All rights reserved.

PLY GEM

Ply Gem’s window mfg. plants:

Siding

♦ #2 vinyl siding manufacturer in North America
♦ #1 Aluminum accessories manufacturer in North America
♦ #2 Designer accents manufacturer in North America
Other
2%
Heartland
5%
Crane
6%
Royal
5%
Alside
11%
Certainteed/Norandex
35%
Kaycan 7%
Ply Gem 29%
US Vinyl Siding Marketshares
Industry Consolidation
Top 5 manufacturers have approximately an
 88% share
1996:  26/Top 5 = 50%
2007:  9/Top 5 = 88%
3 of the top 4 (CertainTeed/Norandex, Alside
 and Kaycan) have company owned
 distribution
In the last 24 months:
Ply Gem Industries acquired Alcoa Home
 Exteriors
St. Gobain acquired Norandex/Reynolds
Georgia Gulf acquired Royal
Kaycan Acquired LP’s vinyl siding business
Rollex exited vinyl siding
Leading Market Positions

Metal
Accessories
29%
Vinyl Siding
65%
Designer
Accents
5%
Decking &
Railing
1%
Sales by Product Category
Sales by End Market
Remodeling
51%
New Construction
49%
Combined Siding Overview:

Vinyl Siding Plant
Metal Accessories Plant
Injection Molding Plant
Siding Group - manufacturing plants:

Market Share (%)
50
45
40
35
30
25
20
15
10
5
0

PLY GEM

Market Share Trends by Siding Product Type
47
47
47
21
15
12
12
12
11
12
12
13
12
7
15
2
1
2
’00   ’05   ‘10
’00   ’05   ‘10
’00   ’05   ‘10
’00   ’05   ‘10
’00   ’05   ‘10
’00   ’05   ‘10
Vinyl
Wood
Stucco
Brick
Fiber
 Cement
Metal &
Misc.
Vinyl siding remains the market share leader as fiber cement grows at the expense of wood.
Source:  Freedonia Group, Inc. 2006
Siding Market Overview

The future Ply Gem

2004
2007
to
Many Operating Companies
Fewer Operating Companies
Complexity
Simplicity
Growth through acquisition
Organic growth
Division autonomy
Synergy/cooperative activities
            Focus on ROIC
Focus on Development of HR
Focus on profit growth
Focus on growth of sales &  profits
Build Greater Shareholder Value
Ply Gem’s Strategic Evolution:

Human
Resources
Customer
 focus
   Innovation
Profitable
Growth
Continuous
Improvement
• Excellent customer
 service
• Measure
• Brand management
• New Products
• Utilize technology
• Improve diversity
• Double digit growth
• Safety
• Low cost
• High quality standard
• Talent Management
• Succession Plan
• Empower
Leverage
Ply Gem’s strategic priorities:

VARIFORM™
SIDING | ACCESSORIES | TRIM | HOME

MW
WINDOWS & DOORS

GREAT LAKES® WINDOW
A Beautiful Welcome Home

Kroy

PLY GEM
INDUSTRIES, INC.

PLY GEM

One Siding Company
One New Const. Window
One Replacement
Window  Co
The Brand you can build on
The Brand behind the Brands:

$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
2002
2003
2004
2005
2006
2007
Ply Gem

PLY GEM

Ply Gem has more than doubled its Sales since
 2004 and expects to do so again going forward.
Ply Gem 5 year sales history:

Exterior Cladding
Fence and Rail
New Construction
 Windows
Remodel and Repair
 Windows
Market size
Ply Gem
Source: Management best estimates
Market Opportunity

     Pro Forma Financial Results

• Successfully established a “Holding Company” structure for near-term reporting & operating efficiency

• MW Windows acquired for $320 million or 6.3x’s including
$6.8 million of expected cost savings & synergies
• Realized cost savings & synergies are in excess of $11.0 million
August 2004, Ply Gem
Acquired
MW Windows
Feb. 2006, Ply Gem
Acquired
Alenco Windows
February 2004, Ply Gem
Purchased by
 Caxton-Iseman Capital
• Alenco Windows acquired for $121 million or 6.1x’s including
$4.0 million of expected cost savings & synergies
• $4.9 million of cost savings & synergies fully implemented Q207
Oct. 2006, Ply Gem
Acquired
AHE siding business
• AHE business acquired for $305 million or 4.7x’s including
$22.0 million of expected cost savings & synergies
• Cost savings & synergies projected to be at least $28.3 million
Demonstrated Ability to Integrate Strategic Acquisitions

• Successfully refinanced existing bank debt which resulted in cash interest savings of over $4.0 million per year

• CertainTeed’s vinyl window and patio door business acquired on
 September 30, 2007
• Provides window platform for servicing the western U.S. and expands Ply Gem’s national window footprint
Sept. 2007, Ply Gem
Acquired
CT Windows
April 2007, Ply Gem
Refinancing
The Future
of
Ply Gem
• Ply Gem is changing from a “Holding Company” to an “Operating
 Company”
Demonstrated Ability to Integrate Strategic Acquisitions

• Expands Ply Gem’s national window footprint
• Low risk alternative for expanding operations in the West versus green-fielding
• Allows production to be shifted from the East to service Ply Gem’s existing West Coast customers
• CT has balanced end market sales mix of 52/48 New-Construction versus R&R
• Although this is a platform acquisition for Ply Gem, opportunities for synergies & cost savings exist
CertainTeed Window
 Acquisition
Ply Gem completed the acquisition of CertainTeed’s vinyl window and patio door business on September 30, 2007
Strategic Acquisition Rational:

The integration of AHE is completed and exceeded expectations.
– No loss of customers, suppliers or unplanned employees
– On pace to exceed $28.3mm in synergies, an increase of $6.3mm, or
 28.6% versus original estimates
– Strategic sourcing savings substantiated through events including:
• New contracts signed with 3 of 3 PVC resin suppliers
• New metal contract has been signed with supplier
• Original and current model do not include savings on micro ingredients, packaging, or other raw material buys that are likely to be realized through Ply Gem’s strategic sourcing process
• Original and current model do not reflect any savings on the PVC resin buy for Fencing or Windows which will be realized as a result of the new PVC resin supply contracts
– Original model assumed Atlanta vinyl siding plant closure in Q1 2008 versus actual Q2 2007 with slightly higher savings being realized than were conservatively estimated in Ply Gem’s original model
– Original head count reduction based upon 40 employees, but actual headcount reduction will be a minimum of 54 employees.
AHE Integration
 Update

Cost Savings Initiative ($ mm)	Annual Cost Savings (Sept-06)	Annual Cost Savings (Revised)	Variance
Strategic sourcing savings	$10.0	$13.0	$3.0
Vinyl siding plant closure	4.0	5.5	1.5
Headcount Reduction–40	5.0	6.8	1.8
Plant conversion cost improvement	3.0	3.0	–
Total Cost Savings	**$22.0**	**$28.3**	**$6.3**

PLY GEM

The Company has modeled in one-time expenses, primarily in relation to plant closures, severance and retainment bonuses, and brand transition, estimated to total $9.5 million and expected to be incurred from
 2006-2009
Management believes $28.3 million in annual cost savings and synergies are readily achievable with opportunity for significant upside
AHE Synergy Rationalization
– $13.0 million of raw material cost savings, reflecting:
• $0.03 PVC resin savings per pound
• $0.02 aluminum savings per pound
– $3.0 million of vinyl plant conversion cost savings, reflecting:
• Variform best practices in manufacturing implemented on Alcoa plants to yield $0.01/lb conversion cost savings on AHE’s 300 million lbs of vinyl production
– $5.5 million in savings from one vinyl siding plant closure
– $6.8 million in savings from headquarter headcount reductions

Alenco Update
• Integration
▪ Implemented December 2006
• Cost Savings
    Plan   Actual Status
▪ Insurance      200K       200K Complete
▪ Aluminum      300K       300K Complete
▪ Hardware      100K       150K Complete
▪ Extrusion   3,500K    3,500K Completed Q207
▪ Salaries         0           750K
     Totals $4,100K  $4,900K
• Arizona Plant - Start up
▪ Complete
▪ Facility performing exceptionally well
▪ Investigating the addition of vinyl to pursue demand in CA, NV, UT
• Production Builder Focus
▪ Hired Manager to focus on this large opportunity
▪ Scheduling meetings with top Regional and National Builders

$1,506.3
$1,548.2
$1,575.3
$1,430.2
$1,400
$1,100
$800
2004
2005
2006
Q207 LTM

PLY GEM

Net Sales
• Sales growth that outperformed our industry
• Improved sales mix to 58% New Construction and 42% R&R
• Reduced customer concentration largest customer = only 10% of sales
• Long-term customer relationships with leaders within each channel
• Demonstrated ability to manage selling price against raw material costs

$225.0
$200.0
$175.0
$150.0
$125.0
$157.5
$171.1
$199.1
$182.7
2004
2005
2006
Q207 LTM

PLY GEM

Adjusted EBITDA
• Ply Gem has demonstrated history of strong earnings performance
• Adjusted EBITDA Margins improved from 10.5% in 2004 to 12.6% in 2006
• Highly variable cost structure 75% variable and only 25% fixed
• Low S,G&A expense of 11.3% in 2006 when adjusted for unusual items
• Demonstrated ability to maintain strong EBITDA Margins against significant market-wide increases in raw material (PVC & Aluminum) costs
Note:
1 2006 includes $28.3 million in pro forma synergies

$35.0
$30.0
$25.0
$20.0
$15.0
4.0%
3.0%
2.0%
1.0%
0.0%
2004
2005
2006
Q207 LTM
Total Capital Expenditures
% of Sales

PLY GEM

Capital Spending
• Ply Gem has had very modest Capex requirements which averaged only 1.6%
• Historically approximately 25% of Ply Gem’s Capex has been maintenance
• Ply Gem has demonstrated its ability to reduce Capex when appropriate

$200.0
$180.0
$160.0
$140.0
$120.0
$100.0
$135.0
$143.1
$173.9
$164.8
2004
2005
2006
Q207 LTM

PLY GEM

Adjusted EBITDA - Capex
• Ply Gem has a history of Strong EBITDA performance, modest Capex requirements and has been an efficient user of working capital.
• Ply Gem reduced it’s Net Debt position by $49.7 million during 2005 and $66.2 million in 2006 when we take into account the cash from operations used to finance Ply Gem’s acquisition of AHE.

$1,506.3
$1,548.2
$1,575.3
$1,430.2
$1,400
$1,100
$800
2004
2005
2006
Q207 LTM

$225.0
$200.0
$175.0
$150.0
$125.0
$157.5
2004
2005
2006
Q207 LTM

$35.0
$30.0
$25.0
$20.0
$15.0
4.0%
3.0%
2.0%
1.0%
0.0%
2004
2005
2006
Q207 LTM
Total Capital Expenditures
% of Sales

$200.0
$140.0
$100.0
$143.1
$164.8
2004
2005
2006
Q207 LTM

Net Sales
Adjusted EBITDA
Adjusted EBITDA - CapEx
Capital Expenditures
Note: Historical pro forma results include MW, Alenco and AHE for all periods shown.
Ply Gem’s has demonstrated
Strong Financial Performance

Demonstrated Ability to Integrate
 Acquisitions with Significant Synergies and
 Cost Savings
Balance Between Repair & Remodeling
 and New Construction
Ply Gem’s
Proven and Experienced Management
 Team
Substantial and Sustainable Free Cash
 Flow Generation
Long-standing and Diversified Customer
 Relationships
Continued Support and Partnership with
 Proven Equity Sponsor
Ply Gem’s Product Portfolio, Market
 Channels and Customer Base
World Class Manufacturing Processes,
 Low Cost Position and Ply Gem’s Track
 Record at  Executing
Key Attributes

Questions & Answers

Supplemental Information

Ply Gem Holdings, Inc. and Subsidiaries: (Dollars in thousands)	Post-Nortek Recapitalization: Ply Gem Industries, Inc. Jan. 1, 2004 to Feb. 11, 2004	Post-Nortek Recapitalization: Ply Gem Holdings, Inc. Jan. 23, 2004 to Dec. 31, 2004	Unaudited Pro Forma Full Year Ended Dec. 31, 2004	Ply Gem Holdings, Inc. Jan. 1, 2005 to Dec. 31, 2005	Ply Gem Holdings, Inc. Jan. 1, 2006 to Dec. 31, 2006	Ply Gem Holdings, Inc. LTM June 2007
Net sales - Ply Gem Industries, Inc.	$ 40.6	$ 585.9	$ 626.6	$ 838.9	$ 1,054.5	$ 1,226.0

MWM Holding, Inc. and Subsidiaries: (Dollars in thousands)	Dec. 28, 2003 to Aug. 26, 2004	Aug. 27, 2004 to Dec. 31, 2004	Unaudited Pro Forma Full Year Ended Dec. 31, 2004			
Net sales - MWM Holdings, Inc.	$ 182.6		$ 182.6			

AWC Holdings Company (Alenco) (Dollars in thousands)			Unaudited Pro Forma Full Year Ended Dec. 31, 2004	Unaudited Pro Forma Full Year Ended Dec. 31, 2005	Jan.1, 2006 to Feb. 23, 2006	
Net sales - AWC Holdings Company			$ 110.3	$ 135.2	$ 21.2	

			For the Full Year Ended 2004	For the Full Year Ended 2005	For the Full Year Ended 2006	For the LTM Period Ended June 2007
Ply Gem, MWM, and AWC combined pro forma net sales			$ 919.5	$ 974.0	$ 1,075.7	$ 1,226.0

Note: 1) Results of MWM are included in Ply Gem results following Ply Gem's August 27, 2004 Acquisition of MWM.
2) Results of AWC (Alenco) are included in Ply Gem results following Ply Gem's February 24, 2006 Acquisition of Alenco.

PLY GEM

♦ Computation of Pro Forma Net Sales
Supplemental Information - Excluding AHE

Ply Gem Holdings, Inc. and Subsidiaries: (Dollars in thousands)	Ply Gem Industries, Inc. Jan. 1, 2004 to Feb. 11, 2004	Ply Gem Holdings, Inc. Jan. 23, 2004 to Dec. 31, 2004	Unaudited Pro Forma Full Year Ended Dec. 31, 2004	Ply Gem Holdings, Inc. Jan. 1, 2005 to Dec. 31, 2005	Ply Gem Holdings, Inc. Jan. 1, 2006 to Dec. 31, 2006	Ply Gem Holdings, Inc. LTM June 2007
Ply Gem Net income (loss) from continuing operations	$ (3.6)	$ 9.1	$ 11.3	$ 30.2	$ 5.7	$ 3.2
Interest expense, net	3.1	31.2	40.9	66.9	71.0	80.0
Provision for income taxes	(1.9)	11.3	9.5	17.3	3.5	0.1
Depreciation and amortization	1.4	19.1	19.1	26.1	33.8	14.8
Non-Cash gain on currency translation	0.0	(2.5)	(2.5)	(1.0)	(0.5)	(1.7)
Non-Cash charge of purchase price allocated to inventories	0.0	2.1	2.1	0.0	3.3	3.0
Other Expense	0.0	0.0	0.0	0.0	4.5	3.1
Non-recurring expense - Phantom Stock	0.0	0.0	0.0	0.0	1.7	1.7
Cummulative effect of accounting change	0.0	0.0	0.0	0.0	0.1	0.0
Ply Gem Adjusted EBITDA	(0.2)	63.9	83.3	111.8	123.5	112.7
Pro Forma Adjustments to Ply Gem EBITDA:						
Financial Sponsor Management Fee	0.5	1.1	2.2	2.3	2.5	2.0
BK Lumber Buyback	0.0	0.0	0.0	0.0	2.1	0.5
Ply Gem Reorganization & AHE Integration Adjustments	0.0	0.0	0.0	0.1	1.4	3.2
Facility Start-up / Shut-down Costs	0.0	0.0	0.0	0.0	2.5	0.0
Ply Gem Great Lakes Window Local Savings	0.0	0.0	0.0	0.0	0.8	0.3
Unrealized Alenco Synergies	0.0	0.0	0.0	0.0	1.9	1.4
Ply Gem - Costs associated with CEO change	0.0	0.0	0.0	0.2	0.2	0.3
MW Pension Savings	0.0	0.3	0.3	0.3	0.0	0.0
Ply Gem Further Adjusted EBITDA	0.3	66.8	87.0	118.2	135.6	151.3

MWM Holding, Inc. and Subsidiaries: (Dollars in thousands)	Dec. 30, 2003 to Aug. 26, 2004	Aug. 27, 2004 to Dec. 31, 2004	Unaudited Pro Forma Full Year Ended Dec. 31, 2004
MW Net income (loss) from continuing operations	$ 3.6		$ 3.6
Interest expense, net	15.5		15.5
Provision for income taxes	0.1		0.1
Depreciation and amortization	6.5		6.5
MW EBITDA	26.2	0.0	26.2

AWC Holdings Company (Alenco) (Dollars in thousands)	Unaudited Pro Forma Full Year Ended Dec. 31, 2004	Unaudited Pro Forma Full Year Ended Dec. 31, 2005	Jan. 1, 2006 to Feb. 23, 2006
AWC Net income (loss) from continuing operations	$ 4.1	$ 6.0	$ 0.1
Interest expense, net	2.9	3.2	1.5
Provision for income taxes	2.0	3.8	0.2
Depreciation and amortization	1.0	2.3	0.4
Other Expense	0.3	0.1	0.0
AWC EBITDA	10.9	15.1	2.3

	For the Full Year Ended 2004	For the Full Year Ended 2005	For the Full Year Ended 2006	For the LTM Period Ended June 2007
Ply Gem, MWM and AWC combined adjusted pro forma EBITDA (excluding AHE)	$ 121.1	$ 133.3	$ 138.8	$ 151.3

Note: 1) Results of MWM are included in Ply Gem results following Ply Gem's August 27, 2004 Acquisition of MWM.

PLY GEM

Supplemental Information
Computation of Adjusted EBITDA - Excluding AHE

Ply Gem Holdings, Inc. and Subsidiaries:	Ply Gem Industries, Inc. Jan. 1, 2004 to Feb. 11, 2004	Ply Gem Holdings, Inc. Jan. 23, 2004 to Dec. 31, 2004	Unaudited Pro Forma Full Year Ended Dec. 31, 2004	Ply Gem Holdings, Inc. Jan. 1, 2005 to Dec. 31, 2005	Ply Gem Holdings, Inc. Jan. 1, 2006 to Dec. 31, 2006	Ply Gem Holdings, Inc. LTM June 2007
(Dollars in thousands)						
CAPEX - Ply Gem Industries, Inc.	$ 0.7	$ 6.8	$ 7.5	$ 14.7	$ 20.3	$ 16.6

MWM Holding, Inc. and Subsidiaries:	Dec. 28, 2003 to Aug. 26, 2004	Aug. 27, 2004 to Dec. 31, 2004	Pro Forma Full Year Ended Dec. 31, 2004
(Dollars in thousands)			
CAPEX - MWM Holdings, Inc.	$ 4.0		$ 4.0

AWC Holdings Company (Alenco)	Pro Forma Full Year Ended Dec. 31, 2004	Pro Forma Full Year Ended Dec. 31, 2005	Jan. 1, 2006 to Feb. 23, 2006
(Dollars in thousands)			
CAPEX - AWC Holdings Company	$ 1.1	$ 5.3	$ 0.4

	For the Full Year Ended 2004	For the Full Year Ended 2005	For the Full period Ended 2006	For the LTM period Ended June 2007
Ply Gem, MWM and AWC combined pro forma CAPEX	$ 12.6	$ 20.1	$ 20.7	$ 16.6

Note: 1) Results of MWM are included in Ply Gem results following Ply Gem's August 27, 2004 Acquisition of MWM.
2) Results of AWC (Alenco) are included in Ply Gem results following Ply Gem's February 24, 2006 Acquisition of Alenco.

PLY GEM

Supplemental Information - Excluding AHE
Computation of Pro Forma Capital Expenditures (CAPEX)

For the Full Year Ended 2004		For the Full Year Ended 2005		For the Full Year Ended 2006		For the LTM June 2007
Ply Gem, MWM and AWC combined adjusted pro forma EBITDA	$	124.1	$	133.3	$	137.9	$	151.3
Ply Gem, MWM and AWC combined pro forma CAPEX		12.6		20.1		20.7		16.6
Ply Gem, MWM and AWC combined adjusted pro forma EBITDA - CAPEX	$	111.5	$	113.2	$	117.2	$	134.7

PLY GEM

Supplemental Information - Excluding AHE
Computation of Adjusted Pro Forma EBITDA - CAPEX

Ply Gem, MWM, and AWC combined pro forma net sales	Unaudited Pro Forma For the Full Year Ended 2004	Ply Gem For the Full Year Ended 2005	Ply Gem For the Full Year Ended 2006	Ply Gem For the LTM Period Ended Q2 2007
Ply Gem, MWM, and AWC combined pro forma net sales	$ 919.5	$ 974.0	$ 1,075.7	$ 1,226.0

Alcoa Home Exteriors, Inc. (AHE)

(Dollars in thousands)	Pro Forma Full Year Ended Dec. 31, 2004	Pro Forma Full Year Ended Dec. 31, 2005	Jan. 1, 2006 to Oct. 31, 2006	Jul. 1, 2006 to Oct. 31, 2006
Net sales - Alcoa Home Exteriors, Inc.	$ 586.8	$ 574.2	$ 499.6	$ 204.2

	For the Full Year Ended 2004	For the Full Year Ended 2005	For the Full period Ended 2006	For the LTM period Ended June 2007
Ply Gem, MWM, AWC and AHE combined pro forma net sales	$ 1,506.3	$ 1,548.2	$ 1,575.3	$ 1,430.2

Note: 1) Results of MWM are included in Ply Gem results following Ply Gem's August 27, 2004 Acquisition of MWM.
2) Results of AWC (Alenco) are included in Ply Gem results following Ply Gem's February 24, 2006 Acquisition of Alenco.
3) Ply Gem acquired Alcoa Home Exteriors, Inc. (AHE) on October 31, 2006 as such, AHE's results were not included in Ply Gem's historical finanical results.
4) Results of AHE are included in Ply Gem results following Ply Gem's October 31, 2006 Acquisition of AHE.
5) Alcoa Home Exteriors, Inc. (AHE) 2006 Finacial Information is Unaudited as such, investors are cautioned not to rely upon this information.

PLY GEM

♦ Computation of Pro Forma Net Sales
Supplemental Information - Including AHE

Ply Gem Holdings, Inc. and Subsidiaries: (Dollars in thousands)	Unaudited Pro Forma Full Year Ended Dec. 31, 2004	Ply Gem Holdings, Inc. Jan. 1, 2005 to Dec. 31, 2005	Ply Gem Holdings, Inc. Jan. 1, 2006 to Dec. 31, 2006	Ply Gem Holdings, Inc. Jul. 2, 2006 to Jun. 30, 2007
Ply Gem, MWM and AWC combined adjusted pro forma EBITDA (excluding AHE)	$ 124.1	$ 133.3	$ 131.9	$ 151.3

Alcoa Home Exteriors, Inc. (AHE) (Dollars in thousands)	Pro Forma Full Year Ended Dec. 31, 2004	Pro Forma Full Year Ended Dec. 31, 2005	Jan. 1, 2006 to Oct. 31, 2006	Jul. 1, 2006 to Oct. 31, 2006
AHE Net income (loss) from continuing operations	$ 17.4	$ 15.0	$ 19.1	$ 10.6
Interest expense, net	0.0	0.0	0.0	0.0
Provision for income taxes	10.8	10.0	10.1	(1.8)
Depreciation and amortization	6.6	8.0	5.8	2.3
Net (Gain)/Loss on metal derivative activities	(1.5)	2.1	(3.5)	0.0
Restructuring Charge	0.0	0.9	0.0	0.0
AHE Adjusted EBITDA	33.3	35.8	29.0	11.1
Pro Forma Adjustments to AHE EBITDA:				
Logistics - metal contract termination fee		1.9	0.0	0.0
Non-cash Stock Option Issuance		0.4	0.0	0.0
Decking & Injection Mold inventory write-off		2.0	(0.2)	0.0
Hurricane Impact		(1.5)	(0.8)	0.0
Manufacturing Costs (natural gas hedge)		(1.3)	(0.1)	0.0
Warranty accrual adjustment		0.5	0.9	0.0
Other Quality of Earnings Adjustments			(1.2)	0.0
Pension & OPEB Savings			5.4	2.1
Unrealized Synergies			28.3	18.2
AHE Further Adjusted EBITDA	33.3	37.8	61.2	31.4

	For the Full Year Ended 2004	For the Full Year Ended 2005	For the Full Year Ended 2006	For the LTM Period Ended June 2007
Ply Gem, MWM, AWC and AHE combined adjusted pro forma EBITDA	$ 151.5	$ 171.1	$ 193.1	$ 182.1

Note: 1) Ply Gem acquired Alcoa Home Exteriors, Inc. (AHE) on October 31, 2006
as such, AHE's results were not included in Ply Gem's historical financial results.
2) Results of AHE are included in Ply Gem results following
Ply Gem's October 31, 2006 Acquisition of AHE.
3) Alcoa Home Exteriors, Inc. (AHE) 2006 Financial information is Unaudited as such, investors are cautioned not to rely upon this information.

PLY GEM

Supplemental Information
Computation of Adjusted EBITDA - Including AHE

Ply Gem, MWM and AWC combined pro forma CAPEX	For the Full Year Ended 2004	For the Full Year Ended 2005	For the Full Year Ended 2006	For the LTM Period Ended June 2007
	$ 12.6	$ 20.1	$ 20.7	$ 16.6

Alcoa Home Exteriors, Inc. (AHE) (Dollars in thousands)	Pro Forma Full Year Ended Dec. 31, 2004	Pro Forma Full Year Ended Dec. 31, 2005	Jan. 1, 2006 to Oct. 31, 2006	Jul. 1, 2006 to Oct. 31, 2006
CAPEX - Alcoa Home Exteriors, Inc.	$ 9.9	$ 7.9	$ 4.5	$ 1.3

Ply Gem, MWM, AWC and AHE combined pro forma CAPEX	For the Full Year Ended 2004	For the Full Year Ended 2005	For the Full Year Ended 2006	For the LTM Period Ended June 2007
	$ 22.5	$ 28.0	$ 25.2	$ 17.9

Note: 1) Results of MWM are included in Ply Gem results following Ply Gem's August 27, 2004 Acquisition of MWM.
2) Results of AWC (Alenco) are included in Ply Gem results following Ply Gem's February 24, 2006 Acquisition of Alenco.
3) Ply Gem acquired Alcoa Home Exteriors, Inc. (AHE) on October 31, 2006 as such, AHE's results were not included in Ply Gem's historical finanical results.
4) Results of AHE are included in Ply Gem results following Ply Gem's October 31, 2006 Acquisition of AHE.
5) Alcoa Home Exteriors, Inc. (AHE) 2006 Finacial Information is Unaudited as such, investors are cautioned not to rely upon this information.

PLY GEM

Supplemental Information - Including AHE
Computation of Pro Forma Capital Expenditures (CAPEX)

For the Full Year Ended 2004	For the Full Year Ended 2005	For the Full Year Ended 2006	For the LTM Period Ended June 2007
Ply Gem, MWM, AWC and AHEcombined adjusted pro forma EBITDA	$ 157.5	$ 171.1	$ 199.1	$ 182.7
Ply Gem, MWM, AWC and AHE combined pro forma CAPEX	22.5	28.0	25.2	17.9
Ply Gem, MWM, AWC and AHE combined adjusted pro forma EBITDA - CAPEX	$ 135.0	$ 143.1	$ 173.9	$ 164.8

PLY GEM

Supplemental Information - Including AHE
Computation of Adjusted Pro Forma EBITDA - CAPEX